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Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated November 2, 2011, in the Registration Statement (Form S-1) and related Prospectus of Verastem, Inc.

                      /s/ Ernst & Young LLP

Boston, Massachusetts
November 2, 2011

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  Exhibit 23.1
Consent of Independent Registered Public Accounting Firm